EXHIBIT 99(d)


                             [Form of Proxy Card]



                               REVCO D.S., INC.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 1997


      The undersigned hereby appoints D. Dwayne Hoven, Jack A. Staph and Brian P. Carney, each of them with full power of substitution, as proxies of the undersigned, and hereby authorizes such member or members to represent and to vote all shares of common stock, par value $.01 per share, of Revco held of record by the undersigned as of the close of business on April 14, 1997, at the Special Meeting of stockholders of Revco to be held on May 28, 1997, and at any adjournments or postponements thereof, upon all subjects that may properly come before the meeting including matters described in the Joint Proxy Statement/Prospectus furnished herewith. The undersigned hereby revokes any previous proxies with respect to matters covered by this Proxy.


      This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS, JUST SIGN AND RETURN THIS PROXY; NO BOXES NEED TO BE CHECKED.

      Your vote is important. Failure to sign and return this Proxy, or attend the Special Meeting and vote by ballot, will have the same effect as a vote against the merger.

                                                              SEE REVERSE SIDE
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        The Board of Directors of Revco recommends a vote FOR:

1. Approval and Adoption of the Agreement and Plan of Merger dated as of February 6, 1997, as amended, among Revco, CVS Corporation, a Delaware corporation ("CVS"), and North Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of CVS. The Merger Agreement is attached to the accompanying Joint Proxy Statement/Prospectus as Annex A.

    FOR [ ]            AGAINST [ ]           ABSTAIN [ ]

2.  Approval of any proposal to adjourn or postpone the meeting.

    FOR [ ]            AGAINST [ ]           ABSTAIN [ ]

3. In the discretion of the proxies, to vote upon such other business as may properly come before the meeting, including any adjournment or postponement thereof.

    FOR [ ]            AGAINST [ ]           ABSTAIN [ ]




                                     ________________________________________
                                     (Date)

                                     ________________________________________
                                     (Signature)

                                     ________________________________________
                                     (Title)

                                     ________________________________________
                                     (Signature, if held jointly)

                                     When shares are held by joint tenants,
                                     both should sign.  When signing as
                                     attorney, executor, administrator,
                                     trustee, guardian, corporate officer
                                     or partner, please give full title as
                                     such.  If a corporation, please sign
                                     in corporate name by president or
                                     other authorized officer.  If a
                                     partnership, please sign in
                                     partnership name by authorized person.
                                     This Proxy votes all shares held in
                                     all capacities.


                   PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY



                       CONFIDENTIAL VOTING INSTRUCTIONS


           TO: THE NORTHERN TRUST COMPANY, TRUSTEE (THE "TRUSTEE") FOR THE REVCO D.S., INC. 401(K) SAVINGS PLAN (THE "PLAN")


      I, the undersigned, as a Participant in the Plan hereby instruct the Trustee to vote (in person or by proxy) all shares of common stock, par value $.01 per share, of Revco D.S., Inc. ("Revco") allocated to my account under the Plan ("Allocated Shares"), as well as a portion of those unallocated shares held in the Plan ("Unallocated Shares") on the record date for the Special Meeting of stockholders of Revco to be held on May 28, 1997.

      If you request to vote your unallocated shares differently than your allocated shares, please indicate your vote on the lines below:

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      These instructions, when properly executed, are voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THESE INSTRUCTIONS WILL BE VOTED FOR THE PROPOSALS.


                                                             SEE REVERSE SIDE
-----------------------------------------------------------------------------

                  The Board of Directors of Revco recommends a vote FOR:

          1. Approval and Adoption of the Agreement and Plan of Merger dated as of February 6, 1997 (the "Merger Agreement"), as amended, among Revco, CVS Corporation, a Delaware corporation ("CVS"), and North Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of CVS. The Merger Agreement is attached to the accompanying Proxy Statement as Annex A.

          FOR [ ]            AGAINST [ ]           ABSTAIN [ ]

          2.      Approval of any proposal to adjourn or postpone the meeting.

          FOR [ ]            AGAINST [ ]           ABSTAIN [ ]

          3. In the discretion of the proxies, to vote upon such other business as may properly come before the meeting, including any adjournment or postponement thereof.

          FOR [ ]            AGAINST [ ]           ABSTAIN [ ]

                                       ________________________________________
                                       (Date)

                                       ________________________________________
                                       (Signature)



             PLEASE MARK, SIGN, DATE AND RETURN THESE INSTRUCTIONS
                    PROMPTLY USING THE ENCLOSED ENVELOPE.

        THE TRUSTEE WILL NOT VOTE ANY SHARES ALLOCATED TO YOUR ACCOUNT
                FOR WHICH TIMELY INSTRUCTIONS ARE NOT RECEIVED.